o 482 SA-1

                         SUPPLEMENT DATED JULY 7, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                     FRANKLIN VALUE FUND - CLASS A, B & C
                              dated March 1, 1999

The Statement of Additional Information is amended as follows:

In the section "Investment restrictions," found under "Goal and Strategies," the fourth numbered paragraph in the list of non-fundamental restrictions is replaced with the following:

 4. Buy securities of open-end or closed-end investment companies, except that the fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the fund; or (iii) invest in shares of one or more money market funds managed by Franklin Advisory Services, Inc. or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

               Please keep this supplement for future reference.